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                                                                    Exhibit 10.5

                              AMENDMENT NUMBER ONE

         This AMENDMENT NUMBER ONE (hereinafter the "Amendment") is made and entered into as of this 28th day of February 2003, by and between REPUBLIC SERVICES, INC., a Delaware corporation, (hereinafter the "Company") and MICHAEL CORDESMAN, a Florida Resident (hereinafter the "Employee"):

                                    RECITALS

         WHEREAS, the Company and the Employee have heretofore entered into a certain Employment Agreement dated as of January 31, 2003 ("Employment Agreement"; terms defined therein being used herein as therein defined); and

         WHEREAS, the Company and the Employee wish to make amendments to the Employment Agreement as set forth below;

         A. For all purposes therein, Section 2, clause (a) of the Employment Agreement is hereby deleted, in its entirety, and replaced with the following:

         2.       Compensation.

                  (a) BASE SALARY. In consideration for the Employee's services hereunder and the restrictive covenants contained herein, the Employee shall be paid (i) an annual base salary of $360,000 commencing on February 28, 2003 and continuing until July 31, 2003, and (ii) an annual base salary of $425,000 commencing on August 1, 2003 and continuing until February 29, 2004. Notwithstanding the foregoing, Employee's Base Salary may be increased at anytime and from time to time to levels greater than the level set forth in the preceding sentence at the discretion of the Board of Directors of the Company to reflect merit or other increases. The Employee's Base Salary for any period following February 29, 2004 shall remain at $425,000 unless the Board of Directors expressly provides otherwise.

         B. All other provisions or terms of the Employment Agreement are hereby ratified and confirmed.

         IN WITNESS WHEREOF, the Company and the Employee have executed this Amendment effective as of the date first written above.


                                    REPUBLIC SERVICES, INC., a Delaware
                                    corporation


                                    By: /s/ James E. O'Connor
                                       ----------------------------------------

                                    Its: Chairman and Chief Executive Officer
                                        ---------------------------------------

                                    EMPLOYEE:

                                    /s/ Michael Cordesman
                                    -------------------------------------------
                                    MICHAEL CORDESMAN